                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                       SUPPLEMENT DATED SEPTEMBER 4, 2007

--------------------------------------------------------------------------------
This information supplements the Stock Funds Prospectus of First American Investment Funds, Inc. ("FAIF"), dated February 28, 2007, as previously supplemented April 2, June 1, and August 9, 2007 (the "Prospectus"). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.
--------------------------------------------------------------------------------

Information regarding the investment advisor's asset allocation committee, which is responsible for allocation of International Select Fund's assets among the sub-advisors, as set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management--International Select Fund," is replaced by the following:

Allocation of the fund's assets among the sub-advisors will be made by the investment advisor's asset allocation committee, which currently consists of David Chalupnik, CFA, Keith B. Hembre, CFA, Tony Rodriguez and John G. Wenker.

Mr. Chalupnik is Senior Managing Director and Head of Equities. He has served as a co-manager of the fund since its inception in December 2006. Prior to joining FAF Advisors in 2002, Mr. Chalupnik served as chief investment officer for Chicago-based Duff & Phelps Investment Management Co. Mr. Chalupnik entered the financial services industry in 1984.

Mr. Hembre is the Chief Economist and Head of Quantitative Analysis. He has served as a co-manager of the fund since its inception in December 2006. Mr. Hembre joined FAF Advisors in 1997 and entered the financial services industry in 1992.

Mr. Rodriguez is Senior Managing Director and Head of Fixed Income. He has served as a co-manager of the fund since its inception in December 2006. Prior to joining FAF Advisors in 2002, Mr. Rodriguez was the director and head of global corporate bonds at Credit Suisse Asset Management in New York from 1999 to 2002. Mr. Rodriguez entered the financial services industry in 1984.

Mr. Wenker is the Head of Real Estate. He has served as a co-manager of the fund since its inception in December 2006. Mr. Wenker entered the financial services industry in 1983 and joined FAF Advisors in 1992.

Walter A. French continues to be primarily responsible for the day-to-day management of fund assets that have not been allocated to a sub-advisor.

                                                                     FAIF-SUPP#4